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                                                                    EXHIBIT 10.6

                       AMENDMENT TO AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


     THIS AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of the 23rd day of October, 1998 by and among CMC HEARTLAND PARTNERS, a Delaware general partnership ("CMC") and HEARTLAND PARTNERS, L.P., a Delaware limited partnership ("Heartland"), jointly and severally (CMC and Heartland are referred to herein from time to time individually as a "Borrower" and collectively as "Borrowers"); and LASALLE NATIONAL BANK, a national banking association ("Bank").

                             W I T N E S S E T H:

     WHEREAS, Bank and Borrowers entered into that certain Amended and Restated Loan and Security Agreement dated as of June 30, 1998 (the "Agreement"), and now desire to amend the Agreement to, among other things, temporarily increase Bank's commitment to Borrowers and make a certain term loan as further set forth in this Amendment.

     NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

     33.  Incorporation of the Agreement.  All capitalized terms which are not
          ------------------------------
defined hereunder shall have the same meanings as set forth in the Agreement, and the Agreement to the extent not inconsistent with this Amendment is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in paragraph 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

     34.  Amendment of the Agreement.  The Agreement is hereby amended as
          --------------------------
follows:

          a. Any and all references to the Agreement shall be deemed to refer to and include this Amendment, as the same may be further amended, modified or supplemented from time to time.

          b. The definition of the term "Galewood Assignment of Rents" in Paragraph 1.1 is hereby amended and restated to read in its entirety as follows:
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          "Galewood Assignment of Rents" means that certain Assignment of Rents
           ----------------------------
          and Leases dated as of June 30, 1998 between CMC and Bank with respect to the Galewood Mortgaged Property, as amended by that certain Amendment to Assignment of Rents and Leases dated as of October 23, 1998, as the same may be amended, modified or supplemented from time to time.

          c.   The definition of the term "Galewood Mortgage" in Paragraph 1.1
                                                                 -------------
is hereby amended and restated to read in its entirety as follows:

          "Galewood Mortgage" means that certain Mortgage and Security Agreement
           -----------------
          dated June 30, 1998 between CMC and Bank with respect to the Galewood Mortgaged Property, as amended by that certain Amendment to Mortgage and Security Agreement dated as of October 23, 1998, as the same may be amended, modified or supplemented from time to time.

          d. The definition of the term "Kinzie Station Assignment of Rents" in Paragraph 1.1 is hereby amended and restated to read in its entirety as
   -------------
follows:

          "Kinzie Station Assignment of Rents" means that certain Assignment of
           ----------------------------------
          Rents and Leases dated as of March 15, 1996 between CMC and Bank with respect to the Kinzie Station Mortgaged Property, as amended by that certain Amendment to Assignment of Rents and Leases dated as
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          of May 14, 1997, that certain Second Amendment to Assignment of Rents and Leases dated as of April 30, 1998, that certain Third Amendment to Assignment of Rents and Leases dated as of June 30, 1998 and that certain Fourth Amendment to Assignment of Rents and Leases dated as of October 23, 1998, as the same may be further amended, modified or supplemented from time to time.

          e.   The definition of the term "Kinzie Station Mortgage" in Paragraph
                                                                       ---------
1.1 is hereby amended and restated in its entirety to read as follows:
---

          "Kinzie Station Mortgage" means that certain Mortgage and Security
           -----------------------
          Agreement dated as of March 15, 1996, made by CMC in favor of Bank with respect to the Kinzie Station Mortgaged Property, as amended by that certain Amendment to Mortgage and Security Agreement dated as of May 14, 1997, that certain Second Amendment to Mortgage and Security Agreement dated as of April 30, 1998, that certain Third Amendment to Mortgage and Security Agreement dated as of June 30, 1998 and that certain Fourth Amendment to Mortgage and Security Agreement dated as of October 23, 1998, as the same may be further amended, modified or supplemented from time to time.

          f.   The definition of the term "Loan" or "Loans" in Paragraph 1.1 is
                                                               -------------
hereby amended and restated to read in its entirety as follows:

          "Loan" or "Loans" means and includes all Loans made under the
           ----      -----
          Revolving Credit Commitment (including, but not limited to, any Letters of Credit) and the Term Credit Commitment, unless the context in which such term is used shall otherwise require.

          g.   The definition of the term "Other Agreements" in Paragraph 1.1 is
                                                                -------------
hereby amended and restated to read in its entirety as follows:

          "Other Agreements" means all agreements, instruments and documents,
           ----------------
          including, without limitation, Letters of Credit, guaranties, mortgages, deeds of trust, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements and all other written matter heretofore, now and/or from time to time hereafter executed by and/or on behalf of Borrower in favor of Bank including, without limitation, the Revolving Note, the Term Note, the Pledge Agreement, the Galewood Mortgage, the Galewood Assignment of Rents, the Kinzie Station Mortgage, the Kinzie Station Assignment of Rents and the Environmental Indemnity Agreement, all as may be modified, amended or supplemented from time to time.

          h.   The following definitions are added to Paragraph 1.1 in their
                                                      -------------
entirety as follows:

          "Term Credit Commitment" shall have the meaning assigned to such term in Paragraph 2.5 hereof.
             -------------

          "Term Credit Maturity Date" means January 29, 1999.
           -------------------------

          "Term Credit Termination Date" means the earliest to occur of (i) the
           ----------------------------
          Term Credit Maturity Date or (ii) the Early Termination Date.

          "Term Note" means that certain Secured Term Note dated as of October
           ---------
          23, 1998 made by Borrowers, jointly and severally, in favor of Bank in the original principal amount of Five Hundred Thousand Dollars ($500,000), as the same may be amended, modified or supplemented from time to time including, without limitation, pursuant to that certain Substitute Secured Term Note to be made by Borrowers in accordance with Paragraphs 2.5 and 3.3 below in favor of Bank in the original
               ----------------------
          principal amount of One Million Dollars ($1,000,000).

          i.   Paragraph 2.5 is hereby appended to the Agreement and shall read
               -------------
as follows:
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          Term Credit Commitment.  On the terms and subject to the conditions
          ----------------------
          set forth in the Agreement, Bank agrees to make term credit available to Borrower in the amount of Five Hundred Thousand Dollars ($500,000). In the event (a) BankOne issues a commitment letter to finance the Rosemount, Minnesota transaction, in form and substance acceptable to Bank, or (b) Corus Bank issues a commitment letter to finance the Kinzie Station Mortgaged property, in form and substance acceptable to Bank, and (in either case of clause (a) or (b) above) no Event of Default shall then exist, upon request of Borrowers the original principal amount of such Term Credit Commitment shall be increased from Five Hundred Thousand Dollars ($500,000) to One Million Dollars ($1,000,000) and such increased amount of Five Hundred Thousand Dollars ($500,000) shall be funded pursuant to the Substitute Secured Term Note described in Paragraph 3.3 below. Any and all Loans and
                                 -------------
          advances made by Bank pursuant to the Term Credit Commitment shall be payable on January 29, 1999.

     j. Paragraph 3.2 is hereby amended and restated to read in its entirety as follows:

          Recordation.  The type, date and amount of each Loan made by Bank, the
          -----------
          interest rate, and the date and amount of each repayment of principal received by Bank shall be recorded by Bank in its records. The aggregate unpaid principal amount so recorded shall be prima facie evidence of the principal amount owing and unpaid on the Revolving Note and the Term Note. The failure to so record any such amount or any error in so recording any such amount shall not limit or otherwise affect the obligations of Borrowers hereunder or under the Revolving Note or the Term Note to repay the principal amount of the Loans together with all interest accrued thereon.

     k.   Paragraph 3.3 is hereby appended to the Agreement and shall read as
          -------------
follows:

          Secured Term Note.  The Loan made by Bank under the Term Credit
          -----------------
          Commitment shall be evidenced by the Term Note substantially in the form set forth in Exhibit A, attached hereto, payable to the order of
                            ---------
          Bank. The unpaid principal amount of the Loan shall bear interest and be due and payable as provided herein and in the Term Note. In the event that the Term Credit Commitment shall be increased pursuant to the circumstances described in Paragraph 2.5 above, Borrowers shall,
                                         -------------
          as a condition precedent to Bank having the obligation to so increase the Term Credit Commitment, execute and deliver to Bank a Substitute Secured Term Note substantially in the form set forth in Exhibit B
                                                                   ---------
          attached hereto. Payments to be made by Borrowers, jointly and severally, under the Term Note shall be made at the time, in the amounts and upon the terms set forth herein and therein.

     l. Paragraph 4.1(a) is hereby amended and restated to read in its entirety as follows:

          Interest Rate; Applicable Borrowing Amounts.
          -------------------------------------------

          (a)  Borrowers' Liabilities arising under Paragraphs 2.1 and 2.5
                                                    ----------------------
          hereof in respect of each Loan shall bear interest at the fluctuating rate per annum equal to the sum of the Prime Rate plus the Revolving Margin from time to time in effect for the period commencing on the date of such Loan until such Loan is paid in full.

     m. Paragraph 4.7 is hereby appended to the Agreement and shall read as follows:

          Accommodation Fee.  As additional consideration for Bank extending
          -----------------
          additional credit and other accommodations as set forth in Paragraph
                                                                     ---------
          2.5 hereof and the Term Note, Borrower shall pay to Bank, payable at
          ---
          execution of the Term Note, a fee equal to Ten Thousand Dollars ($10,000).

     n.   Paragraph 5.1(a) is hereby amended and restated to read in its
          ----------------
entirety as follows:
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          Payments to Bank.  That portion of Borrowers' Liabilities consisting
          ----------------
          of: (a) principal payable on account of the Loans made by Bank to Borrowers pursuant to this Agreement shall be payable by Borrowers, jointly and severally, to Bank, as provided in the Revolving Note, the Term Note, the applicable Letter of Credit or corresponding Letter of Credit application or the applicable instrument or document in respect of the Loans, as applicable;

     o.   The first sentence of Paragraph 5.5 is hereby amended and restated
                                -------------
to read in its entirety as follows:

          This Agreement, Bank's obligation to loan monies to Borrowers, and each Borrower's ability to borrow monies from Bank shall be in effect with respect to the Revolving Credit Commitment until the Revolving Credit Termination Date.

     p.   Paragraph 8.2(g) is hereby amended and restated to read in its
          ----------------
entirety as follows:

          Financial Covenants.  Borrower must maintain at all times Tangible Net
          -------------------
          Worth in excess of $8,500,000.

     35.  Closing Documents. All the documents on the Closing Checklist
          -----------------
(attached hereto as Exhibit C) shall be delivered concurrently with this Amendment, each in form and substance satisfactory to Bank, except that Borrowers shall have ten (10) Business Days after the date hereof to deliver to Bank, in form and substance acceptable to Bank, the date down endorsements to the title policies listed on such Closing Checklist.

     36.  Representations and Warranties; No Event of Default; Schedules.  The
          --------------------------------------------------------------
representations and warranties set forth in Paragraph 8.1 are deemed remade as
                                            -------------
of the date hereof and Borrower represents that such representations and warranties are true and correct as of the date hereof. No Event of Default exists nor does there exist any event or condition which with notice, lapse of time and/or the consummation of the transactions contemplated hereby would constitute an Event of Default. The following schedules to the Agreement, attached hereto as Exhibit D, are hereby deemed amended and restated: Schedule
                   ---------
8.1(e), Schedule 8.1(f), Schedule 8.1(s), Schedule 8.1(z), Schedule 8.3(b),
Schedule 8.3(e) and Schedule 8.3(h).

     37.  Effectuation.  The amendments to the Agreement contemplated by this
          ------------
Amendment shall be deemed effective immediately upon the full execution of this Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

     38.  Counterparts.  This Amendment may be executed in two or more
          ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]
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     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

CMC HEARTLAND PARTNERS, a
Delaware general partnership

By:  HEARTLAND TECHNOLOGY, INC., a
     Delaware corporation and an authorized
     general partner


By:  _______________________________
     Its President

By:  HEARTLAND PARTNERS, L.P., a
     Delaware limited partnership and an
     authorized general partner

By:  Heartland Technology, Inc.,
Its: General Partner

By:  _______________________________
     Its President


HEARTLAND PARTNERS, L.P.,
a Delaware limited partnership

By:  Heartland Technology, Inc.
Its: General Partner

By:  _______________________________
     Its President


LASALLE NATIONAL BANK, a
national banking association


By:  _______________________________
     Its Vice President
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                                   EXHIBIT A
                                   ---------

                         [Secured Term Note Attached]
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                                   EXHIBIT B
                                   ---------

                    [Substitute Secured Term Note Attached]
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                                   EXHIBIT C
                                   ---------

                         [Closing Checklist Attached]
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                                   EXHIBIT D
                                   ---------

                 [See Attached Amended and Restated Schedules]